Exhibit Number	Description
99.2	Schedule of Consolidated Statements of Cash Flows Line Item Reclassification dated December 4, 2007

The effects of the restatement of the Consolidated Statements of Cash Flows for the years ended March 31, 2007, 2006 and 2005, respectively, are reflected in the following tables:

	For the Year Ended March 31, 2007
	As Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net cash (used for) provided from operating activities	$(1,356,915)	$-	$(1,356,915)
Cash Flows from Investing Activities
Purchases of available for sale securities	-	(17,300,000)	(17,300,000)
Sale of available for sale securities	-	20,025,000	20,025,000
Net cash provided from investing activities	45,361	2,725,000	2,770,361
Cash Flows from Financing Activities
Net cash used for financing activities	(872,854)	-	(872,854)
Net (Decrease) Increase in Cash and Cash Equivalents	(2,184,408)	2,725,000	540,592
Cash and Cash Equivalents at beginning of year	8,947,777	(8,175,000)	772,777
Cash and Cash Equivalents at end of year	$6,763,369	$(5,450,000)	$1,313,369

	For the Year Ended March 31, 2006
	As Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net cash (used for) provided from operating activities	$(3,275,978)	$-	$(3,275,978)
Cash Flows from Investing Activities
Purchases of available for sales securities	-	(14,550,000)	(14,550,000)
Sale of available for sales securities	-	15,925,000	15,925,000
Net cash provided from investing activities	1,509,125	1,375,000	2,884,125
Cash Flows from Financing Activities
Net cash used for financing activities	(98,862)	-	(98,862)
Net (Decrease) Increase in Cash and Cash Equivalents	(1,865,715)	1,750,000	(490,715)
Cash and Cash Equivalents at beginning of year	10,813,492	(9,550,000)	1,263,492
Cash and Cash Equivalents at end of year	$8,947,777	$(8,175,000)	$772,777

	For the Year Ended March 31, 2005
	As Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net cash (used for) provided from operating activities	$(2,246,925)	$-	$(2,246,925)
Cash Flows from Investing Activities
Purchases of available for sale securities	-	(1,300,000)	(1,300,000)
Sale of available for sale securities	-	2,150,000	2,150,000
Net cash (used for) provided from investing activities	(249,229)	850,000	600,771
Cash Flows from Financing Activities
Net cash used for financing activities	(235,264)	-	(235,264)
Net (Decrease) Increase in Cash and Cash Equivalents	(2,731,418)	850,000	(1,881,418)
Cash and Cash Equivalents at beginning of year	13,544,910	(10,400,000)	3,144,910
Cash and Cash Equivalents at end of year	$10,813,492	$(9,550,000)	$1,263,492

The effects of the restatement of the un-audited Consolidated Statements of Cash Flows for the quarters ended June 30, 2007 and 2006, respectively, are reflected in the following table:

	For the Three Months Ended June 30, 2007
	As Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net cash (used for) provided from operating activities	$(503,167)	$-	$(503,167)
Cash Flows from Investing Activities
Purchases of available for sale securities	-	(1,525,000)	(1,525,000)
Sale of available for sale securities	-	2,075,000	2,075,000
Net cash provided from investing activities	244,523	550,000	794,523
Cash Flows from Financing Activities
Net cash used for financing activities	(16,945)	-	(16,945)
Foreign currency translation	21,326	-	21,326
Net (Decrease) Increase in Cash and Cash Equivalents	(254,263)	550,000	295,737
Cash and Cash Equivalents at beginning of period	6,763,369	(5,450,000)	1,313,369
Cash and Cash Equivalents at end of period	$6,509,106	$(4,900,000)	$1,609,106

	For the Three Months Ended June 30, 2006
	As Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net cash (used for) provided from operating activities	$(946,762)	$-	$(946,762)
Cash Flows from Investing Activities
Purchases of available for sale securities	-	(3,500,000)	(3,500,000)
Sale of available for sale securities	-	4,750,000	4,750,000
Net cash provided from investing activities	165,895	1,250,000	1,415,895
Cash Flows from Financing Activities
Net cash used for financing activities	(3,864)	-	(3,864)
Foreign currency translation	(19,100)	-	(19,100)
Net (Decrease) Increase in Cash and Cash Equivalents	(803,831)	1,250,000	446,169
Cash and Cash Equivalents at beginning of period	8,947,777	(8,175,000)	772,777
Cash and Cash Equivalents at end of period	$8,143,946	$(6,925,000)	$1,218,946